EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Medizone International, Inc. on Form 10-KSB for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we Edwin G. Marshall, Chief Executive Officer, and Steve Hanni, Chief Financial Officer, of the company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the company.


                                       /s/ Edwin G. Marshall
                                       -----------------------------------
                                       Edwin G. Marshall
                                       Chief Executive Officer


                                                /s/ Steve Hanni
                                       --------------------------------------
                                       Steve Hanni
                                       Chief Financial Officer